UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2008

ARTISTdirect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30063	95-4760230
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California	90404-4082
(Address of principal executive offices)	(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Pursuant to an Amended and Restated Services Agreement dated as of March 6, 2008 (the “Services Agreement”) between ARTISTdirect, Inc. (the “Company”) and Jon Diamond (“Diamond”), Diamond’s employment as Chief Executive Officer was ended and Diamond was elected as the Company’s Chairman of the Board of Directors (the “Chairman”) effective March 6, 2008.  Under the Services Agreement, in consideration of Diamond’s waiver of his rights contained in the Employment Agreement dated as of July 28, 2005 (the “Prior Agreement”), the execution by Diamond of a general release in favor of the Company and its affiliates, and his agreement to serve as Chairman, the Company agreed to (a) pay Diamond a severance payment of $350,000 payable in semi-monthly installments for a period of six months, (b) accelerate the vesting of Diamond’s “Time Vesting” options, (c) accelerate the vesting of Diamond’s options granted in 2004 to purchase 259,659 shares (the “2004 Options”), (d) extend to February 5, 2011 the exercisability of the Time Vesting Options and to March 29, 2011 for the 2004 Options, and (e) pay Diamond his accrued base salary through February 29, 2008 and 40 days of accrued vacation time.

Item 1.03.  Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein.  Pursuant to the Services Agreement, the Prior Agreement was terminated effective March 6, 2008.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein.  Effective March 6, 2008, Jon Diamond stepped down as Chief Executive Officer and was appointed by the Board of Directors as Chairman, and Dimitri Villard was appointed by the Board of Directors as Interim Chief Executive Officer.  Mr. Villard is currently a director of the Company and will remain a director.  Certain background information concerning Mr. Villard has been previously disclosed in the Company’s 10-KSB for the fiscal year ended December 31, 2006 which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Title

10.1	Amended and Restated Services Agreement dated as of March 6, 2008 between the Company and Jon Diamond.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTISTdirect, Inc.

Date: March 10, 2008	By:	/s/ NEIL MCCARTHY

Name :Neil McCarthy
Title: Interim Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Title

10.1	Amended and Restated Services Agreement dated as of March 6, 2008 between the Company and Jon Diamond.